Exhibit 99.1

Inseego Reports First Quarter 2018 Financial Results
Company Posts Non-GAAP Operating Profit, Meets Guidance, and Reports Continuing Progress on Customers, New 5G and Industrial IoT Products, and Cloud Telematics Markets
SAN DIEGO—May 8, 2018—Inseego Corp. (Nasdaq: INSG) (the “Company”), an industry leader in solutions for intelligent mobile enterprises, today reported the following results for the first quarter ended March 31, 2018. The Company reports first quarter revenues of $46.7 million, GAAP net loss of $8.1 million, or a net loss of $0.13 per share, adjusted EBITDA of $3.3 million and non-GAAP net loss of $0.03 per share. Non-GAAP operating expenses have been reduced by over 30% as compared to the first quarter of 2017. Cash and cash equivalents at the end of the period, including restricted cash, was $16.2 million.
“I’m pleased to report that Inseego is off to a great start in 2018. We reported Q1 in line with our guidance and we continue to make solid progress in the transformation of Inseego 2.0,” said Dan Mondor, CEO of Inseego. “In the first few months of this year we saw momentum in both IoT & Mobile Solutions and Enterprise SaaS Solutions on numerous fronts with new wins, solid year over year growth in the Ctrack business, specifically in recurring software revenue, and continued momentum in the Aviation vertical. We have embarked on aggressive product development efforts for enterprise IoT and multiple new 5G products to accelerate growth in 2019.”
Recent Business Highlights

-	Continued progress on adjusted EBITDA, growing 17% quarter over quarter, and an improvement of $6.5 million year over year.

-	Ctrack resumed year over year revenue growth in the quarter led by strong recurring software revenue growth and the Aviation vertical.

-	Ctrack SMB and large fleet core market pipelines grew 15% to 25% across all geographies.

-	Began shipments of 4G VoLTE HD quality wireless home phone solution.

-	Signed Sprint to five-year contract on DMS platform.

-	Won large international airline with EU based carrier, with a 140 global airport footprint.

-	Made substantial headway with 5G portfolio development targeting fixed and mobile devices.

-	Added key executives to management team in the Americas sales organization to focus on enterprise and service provider sales. Additionally, sales reorganized to report directly to Dan Mondor (CEO).
“We met our guidance as the Ctrack business outperformance offset continued softness in legacy MiFi business,” said Steve Smith, CFO of Inseego. “Looking forward we are bullish on the business as our customers are coming to us with near-term opportunities. We are making targeted investments in new 5G, Industrial IoT and cloud solutions while remaining focused on continued G&A cost reductions. Based on our conversations with customers, these investments address growth markets significantly larger than historical end markets. We are pleased about the progress to date and are excited about the compelling opportunities in 5G, Industrial IoT and Ctrack Cloud Telematics markets.”

Second Quarter Outlook
The following statements are forward-looking and actual results may differ materially. Please see the section titled “Cautionary Note Regarding Forward-Looking Statements” at the end of this news release. A more detailed description of risks related to our business is included in the reports filed by the Company with the Securities and Exchange Commission (the “SEC”). Our guidance for the second quarter of 2018 reflects current business indicators and expectations as of the date of this news release, including current exchange rates for foreign currencies.

Inseego Consolidated	Second Quarter 2018 Outlook
Revenue	$45 million - $50 million
Adjusted EBITDA	$3.5 million - $4.0 million

IoT & Mobile Solutions
Revenue	$27 million - $30 million
Enterprise SaaS Solutions
Revenue	$18 million - $20 million
Conference Call Information
Inseego will host a conference call and live webcast for analysts and investors today at 5:00 p.m. ET. A Q&A session with analysts will be held live directly after the prepared remarks. To access the conference call:

•	In the United States, call 1-844-881-0135

•	International parties can access the call at 1-412-317-6727
Inseego will offer a live audio webcast of the conference call, which will be accessible from the “Investors” section of the Company’s website at investor.inseego.com. The webcast will be archived for a period of two weeks. An audio replay of the conference call will also be available beginning one hour after the call, through May 22, 2018. To hear the replay, parties in the United States may call 1-877-344-7529 and enter access code 10119304#. International parties may call 1-412-317-0088 and enter the same code.
About Inseego Corp.
Inseego Corp. (Nasdaq: INSG) enables high performance mobile applications for large enterprise verticals, service providers and small-medium businesses around the globe. Our product portfolio consists of Enterprise SaaS Solutions and IoT & Mobile Solutions, which together form the backbone of compelling, intelligent, reliable and secure IoT services with deep business intelligence. Inseego powers mission critical applications with a “zero unscheduled downtime” mandate, such as asset tracking, fleet management, industrial IoT, SD WAN failover management and mobile broadband services. Our solutions are powered by our key innovations in IoT, purpose-built SaaS cloud platforms and mobile technologies, including the newly emerging 5G technology. Inseego is headquartered in San Diego, California with offices worldwide. www.inseego.com Twitter @inseego
Cautionary Note Regarding Forward-Looking Statements
Some of the information presented in this news release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and often contain words such as “may,” “estimate,” “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will” and similar words and phrases indicating future results. The information presented in this news release related to our outlook for the second quarter ending June 30, 2018 and our future business outlook, the future demand for our products, as well as other statements that are not purely statements of historical fact, are forward-looking in nature. These forward-looking statements are made on the basis of management's current expectations, assumptions, estimates and projections and are subject to significant risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. We therefore cannot guarantee future results, performance or achievements. Actual results could differ materially from our expectations.
Factors that could cause actual results to differ materially from the Company’s expectations include: (1) the future demand for wireless broadband access to data and fleet management software and services; (2) the growth of wireless wide-area networking and fleet management software and services; (3) customer and end-user acceptance of the Company’s current product and service offerings and market demand for the Company’s anticipated new product and service offerings; (4) increased competition and pricing pressure from participants in the markets in which the Company is engaged; (5) dependence on third-party manufacturers and key component suppliers worldwide; (6) unexpected liabilities or expenses; (7) the Company’s ability to introduce new products and services in a timely manner, including the ability to develop and launch 5G technology at the speed and functionality required by our customers; (8) litigation, regulatory and IP developments related to our products or components of our products; (9) dependence on a small number of customers for a significant portion of the Company’s revenues; and (10) the Company’s plans and expectations relating to acquisitions, divestitures, strategic relationships, international expansion, software and hardware developments, personnel matters and cost containment initiatives, including restructuring activities and the timing of their implementation.
These factors, as well as other factors set forth as risk factors or otherwise described in the reports filed by the Company with the SEC (available at www.sec.gov), could cause actual results to differ materially from those expressed in the Company’s forward-looking statements. The Company assumes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as otherwise required pursuant to applicable law and our on-going reporting obligations under the Securities Exchange Act of 1934, as amended.
Non-GAAP Financial Measures
Inseego Corp. has provided financial information in this news release that has not been prepared in accordance with GAAP. Non-GAAP operating expenses, adjusted EBITDA, net loss and net loss per share exclude restructuring charges, net of recoveries, share-based compensation expense, amortization of discount and issuance costs related to the Company’s convertible senior notes and term loan and an impairment charge related to certain product lines the Company abandoned, net of recoveries. Adjusted EBITDA also excludes interest, taxes, depreciation and amortization (unrelated to acquisitions, the convertible senior notes and the term loans) and foreign currency transaction gains and losses.
Non-GAAP operating expenses, adjusted EBITDA, net loss and net loss per share are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. These non-GAAP financial measures have limitations as an analytical tool and are not intended to be used in isolation or as a substitute for operating expenses, net loss, net loss per share or any other performance measure determined in accordance with GAAP. We present non-GAAP operating expenses, adjusted EBITDA, net loss and net loss per share because we consider each to be an important supplemental measure of our performance.
Management uses these non-GAAP financial measures to make operational decisions, evaluate the Company’s performance, prepare forecasts and determine compensation. Further, management believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing the Company’s performance when planning, forecasting and analyzing future periods. Share-based compensation expenses are expected to vary depending on the number of new incentive award grants issued to both current and new employees, the number of such grants forfeited by former employees, and changes in the Company’s stock price, stock market volatility, expected option term and risk-free interest rates, all of which are difficult to estimate. In calculating non-GAAP operating expenses, adjusted EBITDA, net loss and net loss per share, management excludes certain non-cash and one-time items in order to facilitate comparability of the Company’s operating performance on a period-to-period basis because such expenses are not, in management’s view, related to the Company’s ongoing operating performance. Management uses this view of the Company’s operating performance for purposes of comparison with its business plan and individual operating budgets and in the allocation of resources.
The Company further believes that these non-GAAP financial measures are useful to investors in providing greater transparency to the information used by management in its operational decision-making. The Company believes that the use of non-GAAP operating expenses, adjusted EBITDA, net loss and net loss per share also facilitates a comparison of our underlying operating performance with that of other companies in our industry, which use similar non-GAAP financial measures to supplement their GAAP results.
In the future, the Company expects to continue to incur expenses similar to the non-GAAP adjustments described above, and exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent or non-recurring. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. The limitations of relying on non-GAAP financial measures include, but are not limited to, the fact that other companies, including other companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool.
Investors and potential investors are encouraged to review the reconciliation of our non-GAAP financial measures contained within this news release with our GAAP financial results.

Inseego Corp.
Media Contact:
Anette Gaven
+1 (619) 993-3058
Anette.Gaven@inseego.com
or
Investor Relations Contact:
Joo-Hun Kim
MKR Group
+1 (212) 868-6760
joohunkim@mkrir.com

INSEEGO CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended March 31,
	2018	2017
Net revenues:
IoT & Mobile Solutions	$28,880	$38,762
Enterprise SaaS Solutions	17,853	16,627
Total net revenues	46,733	55,389
Cost of net revenues:
IoT & Mobile Solutions	23,752	32,023
Enterprise SaaS Solutions	6,862	7,180
Impairment of abandoned product line	576	—
Total cost of net revenues	31,190	39,203
Gross profit	15,543	16,186
Operating costs and expenses:
Research and development	4,976	6,289
Sales and marketing	5,415	7,157
General and administrative	6,495	12,037
Amortization of purchased intangible assets	964	904
Restructuring charges, net of recoveries	277	809
Total operating costs and expenses	18,127	27,196
Operating loss	(2,584)	(11,010)
Other income (expense):
Interest expense, net	(5,100)	(4,156)
Other income (expense), net	64	(643)
Loss before income taxes	(7,620)	(15,809)
Income tax provision	440	305
Net loss	(8,060)	(16,114)
Less: Net loss attributable to noncontrolling interests	10	14
Net loss attributable to Inseego Corp.	$(8,050)	$(16,100)
Per share data:
Net loss per share:
Basic and diluted	$(0.13)	$(0.28)
Weighted-average shares used in computation of net loss per share:
Basic and diluted	60,721,518	57,480,210

INSEEGO CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	March 31, 2018	December 31, 2017
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$16,112	$21,198
Restricted cash	61	61
Accounts receivable, net	18,862	15,674
Inventories, net	15,025	20,403
Prepaid expenses and other	5,560	9,101
Total current assets	55,620	66,437
Property, plant and equipment, net	6,856	6,991
Rental assets, net	7,602	7,563
Intangible assets, net	38,568	38,671
Goodwill	39,279	37,681
Other assets	871	864
Total assets	$148,796	$158,207
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$20,349	$29,332
Accrued expenses and other current liabilities	36,135	27,558
DigiCore bank facilities	3,060	3,075
Total current liabilities	59,544	59,965
Long-term liabilities:
Convertible senior notes, net	86,843	84,773
Term loan, net	44,428	44,055
Deferred tax liabilities, net	5,520	5,261
Other long-term liabilities	1,697	9,768
Total liabilities	198,032	203,822
Stockholders’ deficit:
Common stock	59	59
Additional paid-in capital	520,793	519,531
Accumulated other comprehensive income	7,781	4,604
Accumulated deficit	(577,809)	(569,759)
Total stockholders’ deficit attributable to Inseego Corp.	(49,176)	(45,565)
Noncontrolling interests	(60)	(50)
Total stockholders’ deficit	(49,236)	(45,615)
Total liabilities and stockholders’ deficit	$148,796	$158,207

INSEEGO CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2018	2017
Cash flows from operating activities:
Net loss	$(8,060)	$(16,114)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,887	4,079
Provision for bad debts, net of recoveries	232	101
Loss on impairment of abandoned product line	576	—
Provision for excess and obsolete inventory, net of recoveries	820	(29)
Share-based compensation expense	1,142	1,091
Amortization of debt discount and debt issuance costs	2,443	2,348
Loss on disposal of assets	118	130
Deferred income taxes	(4)	21
Unrealized foreign currency transaction loss (gain), net	(324)	37
Other	382	291
Changes in assets and liabilities:
Accounts receivable	(3,141)	(8,375)
Inventories	2,798	397
Prepaid expenses and other assets	3,555	(3,820)
Accounts payable	(9,093)	14,319
Accrued expenses, income taxes, and other	289	2,347
Net cash used in operating activities	(4,380)	(3,177)
Cash flows from investing activities:
Purchases of property, plant and equipment	(326)	(917)
Proceeds from the sale of property, plant and equipment	25	58
Purchases of intangible assets and additions to capitalized software development costs	(555)	(855)
Net cash used in investing activities	(856)	(1,714)
Cash flows from financing activities:
Net repayment of DigiCore bank and overdraft facilities	(218)	(84)
Net borrowings from revolving credit facility	—	2,750
Principal payments under capital lease obligations	(209)	(241)
Principal payments on mortgage bond	(85)	(70)
Proceeds from stock option exercises, net of taxes paid on vested restricted stock units	382	(785)
Net cash provided by (used in) financing activities	(130)	1,570
Effect of exchange rates on cash, cash equivalents and restricted cash	280	(188)
Net decrease in cash, cash equivalents and restricted cash	(5,086)	(3,509)
Cash, cash equivalents and restricted cash, beginning of period	21,259	9,894
Cash, cash equivalents and restricted cash, end of period	$16,173	$6,385

INSEEGO CORP.
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31, 2018
	Net Income (Loss)	Income (Loss) Per Share
GAAP net loss	$(8,060)	$(0.13)
Adjustments:
Share-based compensation expense(a)	1,142	0.02
Purchased intangibles amortization(b)	1,548	0.03
Debt discount and issuance costs amortization	2,443	0.04
Restructuring charges, net of recoveries	277	—
Impairment of abandoned product line(c)	576	0.01
Non-GAAP net loss	$(2,074)	$(0.03)

(a)	Includes share-based compensation expense recorded under ASC Topic 718.

(b)	Includes amortization of intangible assets purchased through acquisitions.

(c)	Includes the additional write down of certain inventory related to product lines the Company abandoned during the fourth quarter of 2016.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Reconciliation of GAAP Operating Costs and Expenses to Non-GAAP Operating Costs and Expenses
Three Months Ended March 31, 2018
(In thousands)
(Unaudited)

	GAAP	Share-based compensation expense (a)	Purchased intangibles amortization (b)	Restructuring charges, net of recoveries	Impairment of abandoned product line (c)	Non-GAAP
Cost of net revenues	$31,190	$54	$584	$—	$576	$29,976
Operating costs and expenses:
Research and development	4,976	215	—	—	—	4,761
Sales and marketing	5,415	309	—	—	—	5,106
General and administrative	6,495	564	—	—	—	5,931
Amortization of purchased intangible assets	964	—	964	—	—	—
Restructuring charges, net of recoveries	277	—	—	277	—	—
Total operating costs and expenses	$18,127	1,088	964	277	—	$15,798
Total		$1,142	$1,548	$277	$576

(a)	Includes share-based compensation expense recorded under ASC Topic 718.

(b)	Includes amortization of intangible assets purchased through acquisitions.

(c)	Includes the additional write down of certain inventory related to product lines the Company abandoned during the fourth quarter of 2016.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Reconciliation of GAAP Loss before Income Taxes to Adjusted EBITDA
(In thousands)
(Unaudited)

Three Months Ended March 31, 2018
Loss before income taxes	$(7,620)
Depreciation and amortization(a)	3,887
Share-based compensation expense(b)	1,142
Restructuring charges, net of recoveries	277
Impairment of abandoned product line(c)	576
Interest expense, net(d)	5,100
Other income, net(e)	(64)
Adjusted EBITDA	$3,298

(a)	Includes depreciation and amortization charges, including amortization of intangible assets purchased through acquisitions.

(b)	Includes share-based compensation expense recorded under ASC Topic 718.

(c)	Includes the additional write down of certain inventory related to product lines the Company abandoned during the fourth quarter of 2016.

(d)	Includes the amortization of debt discount and issuance costs related to the convertible senior notes and term loan.

(e)	Includes foreign currency transaction gains and losses.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Quarterly Net Revenues by Product Grouping
(In thousands)
(Unaudited)

	Three Months Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
IoT & Mobile Solutions	$28,880	$29,708	$41,116	$43,265	$38,762
Enterprise SaaS Solutions	17,853	16,826	16,345	16,648	16,627
Total net revenues	$46,733	$46,534	$57,461	$59,913	$55,389